UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2022

(Date of earliest event reported)

RELIANCE GLOBAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	001-40020	46-3390293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, NJ	08701
(Address of principal executive offices)	(Zip Code)

732-380-4600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.086 par value per share	RELI	The Nasdaq Capital Market
Series A Warrants to purchase shares of common stock, par value $0.086 per share	RELIW	The Nasdaq Capital Market

Item 3.01 Failure to Comply with a Continued Listing Requirement.

On January 31, 2022, the Company received a deficiency notification from Nasdaq regarding the issuance of shares of its common stock to the sellers in closing of the January 10, 2022 Medigap acquisition, which Nasdaq determined to aggregate with its shares of common stock issued in the Company’s January 6, 2022 private placement in violation of Nasdaq Listing Rule 5635(a). This rule requires an issuer to obtain shareholder approval with respect to an acquisition paid for from the proceeds of a sale of common stock of the issuer which equals or exceeds 20% of the shares of the issuer, issued and outstanding prior to the acquisition. The Company has 45 days from the date of the letter to submit a plan of compliance, and the Company is confident that it will submit a plan which will meet Nasdaq’s requirements as to meeting the aforesaid continued listing criteria.

Item 5.02 Appointment of an Executive Officer

On February 1, 2022, the Company’s Board appointed Joel Markovits as its Chief Accounting Officer. His annual salary is to be set at $200,000 per year, and he is to be granted 25,000 restricted shares of Company common stock.

Joel Markovits, CPA, Chief Accounting Officer joined Reliance in June 2021 and brings over 10 years’ accounting and financial reporting experience in both the public and private sectors. Prior to joining Reliance, Joel was an audit senior manager at KPMG LLP, where he served in various roles since April 2015. Joel led some of the larger and more complex audit engagements, including serving as lead audit senior manager on a global $16 billion (annual revenues) enterprise reporting on both US GAAP and IFRS standards. He was also a data & analytics specialist and technology innovation leader for its largest US Business Unit, overseeing the development and deployment of tools that enhance data analyses and audit processes. Joel is 41 years old and a Certified Public Accountant in the State of New Jersey since November 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RELIANCE GLOBAL GROUP, INC.

Dated: February 4, 2022	By:	/s/ Ezra Beyman
Ezra Beyman Chief Executive Officer